EXHIBIT 23.4

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of PSEG Energy Holdings Inc. of our report dated March 3, 2000 relating to the financial statements of GWF Power Systems, L.P., which appears in such Registration Statement.

San Fransisco, California                        /s/ Price WaterhouseCoopers LLP
June 14, 2000